UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2010

The First Marblehead Corporation

(Exact name of registrant as specified in charter)

Delaware	001-31825	04-3295311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Prudential Tower 800 Boylston Street, 34th Floor Boston, Massachusetts	02199-8157
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 895-4283

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 16, 2010, The First Marblehead Corporation (the “Corporation”) announced its financial and operating results for the fourth quarter of fiscal 2010 and the twelve-month period ended June 30, 2010.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 7.01.  Regulation FD Disclosure

Static Pool Data; Supplemental Presentation

The Corporation has posted to its website static pool data as of June 30, 2010 with respect to certain securitization trusts facilitated by the Corporation, together with a supplemental presentation.  The static pool information includes original pool characteristics as of the closing date of the respective securitization and borrower payment status, delinquency, cumulative loss and prepayment data as of June 30, 2010.  The supplemental presentation includes parity ratios by trust, net recovery rates by year of default, six-month rolling prepayment rates, payment status by trust and payment status by risk segment.

The static pool data and supplemental information can be found on the Corporation’s website, www.firstmarblehead.com, by clicking “Investors.”  In addition, the static pool information is furnished as Exhibit 99.2, and the supplemental presentation is furnished as Exhibit 99.3, to this current report on Form 8-K and each is incorporated under this Item 7.01 by reference.

The information contained in Items 2.02 and 7.01 of this current report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits

The following exhibits relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

99.1                        Press release issued by the Corporation on August 16, 2010 entitled, “First Marblehead Sharply Reduces Fiscal Fourth Quarter and Full Year 2010 Losses”

99.2                        Static pool data as of June 30, 2010

99.3                        Supplemental presentation dated June 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST MARBLEHEAD CORPORATION

Date: August 16, 2010	By:	/s/ Kenneth Klipper
Kenneth Klipper

Managing Director, Chief Financial Officer, Treasurer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Corporation on August 16, 2010 entitled, “First Marblehead Sharply Reduces Fiscal Fourth Quarter and Full Year 2010 Losses”

99.2	Static pool data as of June 30, 2010

99.3	Supplemental presentation dated June 30, 2010